                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:
[ ] Preliminary proxy statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2)
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
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                                 ENDOCARE, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filling.

    (1)   Amount previously paid:

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    (2)   Form, Schedule or Registration Statement No.:

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    (3)   Filing Party:

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    (4)   Date Filed:

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

                                 ENDOCARE, INC.

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 4, 1998
                            ------------------------

TO THE STOCKHOLDERS OF ENDOCARE, INC.:

     The 1998 Annual Meeting of Stockholders (the "1998 Annual Meeting") of Endocare, Inc. (the "Company" or "Endocare") will be held at 11:00 a.m., Pacific Time, on Thursday, June 4, 1998 at 7 Studebaker, Irvine, California 92618, for the following purposes:

     1. To elect four Directors of the Company to serve during the ensuing year and until their successors are elected and qualified.

     2. To approve amendments to the Company's 1995 Stock Plan to (i) increase the number of shares of Common Stock authorized for issuance over the term of the plan by an additional 1,000,000 shares, (ii) implement an automatic annual share increase feature pursuant to which the number of shares available for issuance under the plan will automatically increase on the first trading day of each calendar year, beginning with the 1999 calendar year, by an amount equal to three percent (3.0%) of the total number of shares of the Company's Common Stock outstanding on the last trading day of the immediately preceding calendar year, up to a maximum increase of 500,000 shares each year, and (iii) revise the eligibility provisions of the plan to allow non-employee members of the Company's Board of Directors ("Outside Directors") to receive option grants and direct purchase rights under the plan based on their Board service.

     3. To approve amendments to the 1995 Director Option Plan ("Director Plan") to (i) increase the number of shares of Common Stock authorized for issuance under the plan by an additional 150,000 shares, and (ii) restructure the automatic option grant made to an Outside Director upon his or her initial appointment or election to the Board from a 10,000-share immediately vested option grant to a 20,000-share option grant which will become exercisable in two equal annual installments over the Outside Director's first two years of Board service.

     4. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1998.

     5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only the stockholders of record at the close of business on April 23, 1998 will be entitled to notice of and to vote at the 1998 Annual Meeting or any adjournment or postponement thereof.

     A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1997 is being mailed with this Notice but is not to be considered part of the proxy soliciting material.

                                       By Order of the Board of Directors

                                       PAUL W. MIKUS
                                       Chairman, President and Chief Executive
                                       Officer
May 4, 1998
Irvine, California

     YOU ARE URGED TO VOTE UPON THE MATTERS PRESENTED AND TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE MEETING. PROXIES ARE REVOCABLE AT ANY TIME AND THE EXECUTION OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE MEETING.

     REQUESTS FOR ADDITIONAL COPIES OF PROXY MATERIALS SHOULD BE ADDRESSED TO WILLIAM R. HUGHES, CORPORATE SECRETARY, AT THE OFFICES OF THE COMPANY, 7 STUDEBAKER, IRVINE, CALIFORNIA 92618.

                                 ENDOCARE, INC.
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Endocare, Inc., a Delaware corporation (the "Company"), for use at the 1998 Annual Meeting of Stockholders (the "1998 Annual Meeting") to be held on Thursday, June 4, 1998 at 11:00 a.m., Pacific Time at 7 Studebaker, Irvine, California 92618, and any adjournment or postponement thereof. This Proxy Statement and the form of proxy to be utilized at the 1998 Annual Meeting were mailed or delivered to the stockholders of the Company on or about May 5, 1998.

RECORD DATE AND VOTING

     The Board has fixed the close of business on April 23, 1998 as the record date (the "Record Date") for the determination of stockholders entitled to vote at the 1998 Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were outstanding 9,249,261 shares of the Company's common stock (the "Common Stock").

QUORUM AND VOTING REQUIREMENTS

     The holders of record of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the 1998 Annual Meeting. As to all matters, each stockholder is entitled to one vote for each share of Common Stock held. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. The Director nominees who receive the greatest number of votes at the 1998 Annual Meeting will be elected to the Board of the Company. Stockholders are not entitled to cumulate votes. Votes against a candidate and votes withheld have no legal effect. In matters other than the election of Directors, abstentions are counted as negative votes in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

PROXIES

     If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the director proposed by the Board unless the authority to vote for the election of such director is withheld and, if no contrary instructions are given, the proxy will be voted FOR the approval of Proposals 2, 3 and 4 described in the accompanying Notice and Proxy Statement. You may revoke or change your Proxy at any time before the Annual Meeting by filing with the Secretary of the Company at the Company's principal executive offices a notice of revocation or another signed Proxy with a later date. You may also revoke your Proxy by attending the Annual Meeting and voting in person.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     Four Directors are to be elected at the 1998 Annual Meeting to serve until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified. In the absence of instructions to the contrary, proxies covering shares of Common Stock will be voted in favor of the election of the persons listed below. In the event that any nominee for election as Director should become unavailable to serve, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Company. Management has no present knowledge that any of the persons named will be unavailable to serve.

     No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a Director or nominee. None of the nominees has any family relationship to any other nominee or to any executive officer of the Company.

INFORMATION CONCERNING INCUMBENT DIRECTORS AND NOMINEES TO BOARD OF DIRECTORS

     Information is set forth below concerning the incumbent Directors, all of whom are also nominees for election as Directors, and the year in which each incumbent Director was first elected as a Director of the Company. Each nominee has furnished the information as to his or her beneficial ownership of Common Stock as of March 31, 1998 and, if not employed by the Company, the nominee's principal occupation. Each nominee has consented to being named in this Proxy Statement as a nominee for Director and has agreed to serve as a Director if elected. Ages are shown as of March 31, 1998.

              NAME                AGE       POSITION WITH THE COMPANY      DIRECTOR SINCE
              ----                ---       -------------------------      --------------
Paul W. Mikus...................  32     President, Chief Executive             1995
                                         Officer, Chairman of the Board
                                         and Director
Peter F. Bernardoni+*...........  38     Director                               1995
Robert F. Byrnes+*..............  53     Director                               1997
Benjamin Gerson, M.D.+*.........  50     Director                               1997

---------------
* Member of the Compensation Committee.

+ Member of the Audit Committee.

     Paul W. Mikus has served as Chief Executive Officer, Chairman and Director since November 1995. Prior to that time, he was President of Endocare as a division of Medstone from June 1995. Prior to becoming President of Endocare, he managed worldwide sales and marketing for Prosurg, Inc. From July 1989 to September 1994 he worked for Medstone as manager of engineering where he was a co-founder of Endocare. Mr. Mikus holds a BS degree in Electrical Engineering.

     Peter F. Bernardoni has served as a Director since November 1995. Mr. Bernardoni has been a vice president of Technology Funding Inc. since 1991 and a partner in Technology Funding Ltd. since 1994. He serves on the board of directors of Urogen, Corp. He has an MS in Mechanical Engineering from Stanford University.

     Robert F. Byrnes joined Endocare's Board of Directors in August, 1997. Previously Mr. Byrnes served in a number of top-level management positions in the health care industry including Chairman and Chief Executive Officer of Tokos Medical and President and Chief Executive Officer of Matria Healthcare, Inc.

     Benjamin Gerson, M.D. joined Endocare's Board of Directors in August, 1997. Dr. Gerson is a Professor of Pathology and Laboratory Medicine and Professor of Pharmacology and Experimental Therapeutics at Boston University School of Medicine. Dr. Gerson was previously a panel member of the U.S. Food and Drug Administration (FDA) and had served as Chairman of the Clinical Chemistry and Clinical Toxicology Devices Panel, Center for Devices and Radiological Health.

BOARD COMMITTEES

     Audit Committee: The Board of Directors established the Audit Committee to:
(i) make recommendations concerning the engagement of independent public accountants; (ii) review with the independent public accountants the plans for, and scope of, the audit procedures to be utilized and results of the audit;
(iii) approve the professional services provided by the independent public accountants; (iv) review the independence of the independent public accountants; and (v) review the adequacy and effectiveness of the Company's internal accounting controls. Mr. Peter F. Bernardoni, Mr. Robert F. Byrnes and Benjamin Gerson, M.D. are the members of the Audit Committee.

     Compensation Committee: The Board of Directors established the Compensation Committee which consists of Mr. Peter F. Bernardoni, Mr. Robert F. Byrnes and Benjamin Gerson, M.D., none of whom are employees of the Company. The Compensation Committee determines the compensation of the Company's executive officers and administers the 1995 Stock Plan and the 1995 Director Option Plan (the "Director Plan").

MEETINGS AND REMUNERATION

     During fiscal 1997, the Board held 12 meetings and took various actions by written consent. Each incumbent Director attended at least 75% of the aggregate of (i) the total number of meetings held by the Board during fiscal 1997 and
(ii) the total number of meetings held by all committees of the Board during that period within which he was a Director or member of such committee of the Board.

     Each Director is elected to hold office until the next annual meeting of stockholders and until his respective successor is elected and qualified. The Company does not compensate its directors for their services as such. However, directors are reimbursed for their out of pocket expenses in attending Board meetings, and each of the Company's non-employee directors participates in the Director Plan.

     In 1995, Endocare adopted the Director Plan covering 150,000 shares of Common Stock. The Director Plan provides that each non-employee director (each, an "Outside Director") is automatically granted an option to purchase 10,000 fully vested shares of Common Stock upon his or her initial election or appointment as an Outside Director. Subsequently, each Outside Director who has served for at least six months will be granted an additional option to purchase 5,000 shares of Common Stock on January 1 of each year so long as he or she remains an Outside Director. As explained in greater detail in the discussion of Proposal 3 in this Proxy Statement, the Company's shareholders are being asked to approve an amendment to the Director Plan to provide that upon the initial election or appointment of an outside director, he or she will automatically be granted an option to purchase 20,000 shares, which will vest in equal installments at the end of each of his or her first two years of service on the Board.

     On January 2, 1998, Peter Bernardoni received a 5,000-share option grant under the Director Plan with an exercise price per share of $3.50, the fair market value per share of the Common Stock on such grant date. The option will become exercisable for all the option shares upon Mr. Bernardoni's continuation in Board service through the end of the 1998 fiscal year.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE LISTED ABOVE.

                   PROPOSAL 2 -- AMENDMENT OF 1995 STOCK PLAN

     At the 1998 Annual Meeting, the stockholders will be asked to approve amendments to the Company's 1995 Stock Plan to (i) increase the number of shares of Common Stock available for issuance thereunder from 2,000,000 to 3,000,000 shares, (ii) implement an automatic share increase feature pursuant to which the number of shares available for issuance under the plan will automatically increase on the first trading day of each calendar year, beginning with the 1999 calendar year, by an amount equal to three percent (3.0%) of the total number of shares of the Company's Common Stock outstanding on the last trading day of the immediately preceding calendar year, up to a maximum increase of 500,000 shares each year, and (iii) revise the eligibility provisions of the plan to allow Outside Directors to receive stock options and direct stock purchase rights under the plan based on their Board service.

     Approval of the proposed amendments to the 1995 Stock Plan will require the affirmative vote of a majority of the voting power of all outstanding shares of the Common Stock present or represented and entitled to vote at the 1998 Annual Meeting. On April 15, 1998, the Board adopted the currently proposed amendments to the 1995 Stock Plan.

     The current proposed share increase to 3,000,000 shares and automatic annual share increase feature under the 1995 Stock Plan will assure that a sufficient reserve of Common Stock is available under the Plan to attract and retain the services of key individuals, including employees of businesses acquired by the Company, essential to the Company's long-term growth and success. The proposed change to the eligibility provisions of the 1995 Stock Plan to allow Outside Directors to receive stock options and direct purchase rights will provide the Company with the flexibility to make equity awards available for those Outside Directors who provide services to the Company beyond their normal Board duties or who otherwise assist on special projects or business endeavors.

     The following is a summary of the principal features of the 1995 Stock Plan, including the amendments thereto, which will become effective upon stockholder approval of this Proposal No. 2, together with the applicable tax and accounting implications for the Company and the participants. However, the summary does not purport to be a complete description of all the provisions of the Plan and is subject to and is qualified in its entirety by the full text of the 1995 Stock Plan, which is attached as Appendix 1 to this Proxy Statement.

SUMMARY OF THE 1995 STOCK PLAN

     The purposes of the 1995 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to employees, consultants and Outside Directors, and to promote the success of the Company's business.

     Under the 1995 Stock Plan, employees, consultants and Outside Directors (collectively referred to as "Participants") providing services to the Company or to its subsidiaries may be granted options (each, an "Option") to purchase shares of Common Stock of the Company. Participants may also be granted rights to purchase shares of Common Stock directly ("Stock Purchase Rights"), without any intervening option grant, but those shares may be subject to repurchase on behalf of the Company should the Participant leave the Company's service prior to vesting in those shares. As of April 15, 1998 (the date on which the Board of Directors approved the proposed amendment to the 1995 Stock Plan), approximately 31 employees, including four executive officers, and 3 Outside Directors were eligible to participate in the 1995 Stock Plan. The 1995 Stock Plan permits the granting of both Options that qualify for treatment as incentive stock options under Section 422 of the Code ("Incentive Stock Options"), and/or Options that do not qualify as Incentive Stock Options ("Nonstatutory Stock Options"). Incentive Stock Options may only be granted to employees of the Company.

     The maximum number of shares for which any one Participant may be granted Options and Stock Purchase Rights under the 1995 Stock Plan in any fiscal year is 100,000 shares in the aggregate. However, a Participant may be granted Options and Stock Purchase Rights up to an additional 100,000 shares in the year in which such Participant commences service with the Company. In the event of certain changes in the Company's capitalization or structure, appropriate adjustments shall be made to (i) the number and kind of securities as to which Options and Stock Purchase Rights may thereafter be granted on both an aggregate and per Participant basis and (ii) the number and kind of shares and the exercise price per share in effect under each outstanding Option and Stock Purchase Right.

     The 1995 Stock Plan is administered by a committee appointed by the Board of Directors ("Committee"). To the extent possible and advisable, the members of the Committee will qualify both as (1) "outside directors" under Section 162(m) of the Code and as (2) "non-employee directors" under Rule 16b-3 under the Exchange Act with respect to grants to individuals subject to those statutory provisions.

     The Committee has the authority, in its discretion, (1) to select the persons to whom Options and Stock Purchase Rights may be granted and the amount of such grants, (2) to determine the terms and conditions of any such grants,
(3) to construe and interpret the terms of the 1995 Stock Plan and the grants under the 1995 Stock Plan, (4) to prescribe, amend and rescind rules and procedures relating to the 1995 Stock Plan, (5) to modify or amend each Option or Stock Purchase Right, including the authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the 1995 Stock Plan, and (6) to make all other determinations deemed necessary or advisable for administering the 1995 Stock Plan.

     All interpretations of the 1995 Stock Plan by the Committee, and all of its actions hereunder, are binding and conclusive on all persons for all purposes, to the maximum extent permitted by law.

     The purchase price of shares of Common Stock subject to each Option which is intended to qualify as an Incentive Stock Option shall be equal to or greater than the fair market value of such shares (110% of fair market value in the case of a holder of more than 10% of the Common Stock) on the date of grant of such Incentive Stock Option. The purchase price of any Option which does not qualify as an Incentive Stock Option shall be determined by the Committee, but shall not be less than 85% of the fair market value of the Common Stock on the date of the grant. The fair market value of such shares for this purpose is the closing price of the Common Stock on the date of grant. On March 31, 1998, the fair market value per share determined on such basis was $3.00.

     Options generally vest in installments over the optionee's period of service with the Company. In the case of certain events (e.g., an acquisition of the Company by merger or stock or asset sale), the Options will automatically fully vest.

     Options granted under the 1995 Stock Plan may be exercised, to the extent vested, by the Participant by payment of the full purchase price therefor in cash, by check, or by surrender of outstanding shares of the Common Stock. Options and Stock Purchase Rights are not transferable during the Participant's lifetime, and may be transferred in the event of death only by will or the laws of descent and distribution.

     Each Option shall terminate no later than 10 years (5 years in the case of an Incentive Stock Option issued to a holder of more than 10% of the Common Stock) from the date the Option is granted.

     The 1995 Stock Plan was adopted by the Board of Directors on October 31, 1995, and an amendment and restatement of the Plan was effected in 1997 following shareholder approval at the 1997 Annual Meeting. Unless earlier terminated by the Board, the 1995 Stock Plan shall terminate on October 30, 2005. The Board may at any time amend the 1995 Stock Plan. However, no amendment or modification may be adopted without approval of the holder of an Option or Stock Purchase Right that would diminish the Participant's rights under such Option or Stock Purchase Right.

STOCK AWARDS

     The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table of the Executive Officers, Compensation and Other Information section of this Proxy Statement and the various indicated individuals and groups, the number of shares of Common Stock subject to Options granted under the 1995 Stock Plan during the period January 1, 1997 through March 31, 1998, together with the weighted average exercise price payable per share. No direct stock issuances have been made to date under the 1995 Stock Plan.

                              OPTION TRANSACTIONS

                                                        OPTIONS GRANTED     WEIGHTED AVERAGE
                        NAME                           (NUMBER OF SHARES)    EXERCISE PRICE
                        ----                           ------------------   ----------------
Paul W. Mikus........................................        50,000              $3.00
  Chairman of the Board, Chief Executive Officer and
  President
William R. Hughes....................................       140,000              $2.81
  Senior Vice President and Chief Financial Officer
Ralph L. Quigley.....................................        10,000              $3.00
  Vice President, Operations
Vincent C. Cutarelli.................................        35,000              $3.00
  Vice President, Regulatory Affairs/Quality
  Assurance
All executive officers as a group (4)................       235,000              $2.89
All employees, including nonexecutive officers, as a
  group..............................................       248,500              $3.47

NEW PLAN BENEFITS

     As of March 31, 1998, no Options have been granted, and no direct stock issuances have been made, on the basis of the 1,000,000-share increase which forms part of this Proposal.

FEDERAL INCOME TAX CONSEQUENCES

     Based on current provisions of the Code and the existing regulations thereunder, the anticipated federal income tax consequences with respect to Options and Stock Purchase Rights granted under the 1995 Stock Plan are as described below.

     INCENTIVE STOCK OPTIONS. No taxable income is recognized by a Participant upon the grant or exercise of the Incentive Stock Option. Correspondingly, the Company is not entitled to an income tax deduction as the result of the grant or exercise of an Incentive Stock Option.

     Any gain or loss resulting from the sale of shares of Common Stock acquired upon exercise of an Incentive Stock Option will be long-term capital gain or loss if the sale is made after the later of:

          1. Two years from the date of its grant; or

          2. One year from the date of its exercise ("Exercise Date").

     If the Common Stock is sold prior to the expiration of the holding periods ("Disqualifying Disposition"), the Participant will generally recognize ordinary income in the year of the sale in an amount equal to the difference between the exercise price of the option (the "Option Price") and the fair market value of the shares of Common Stock on the Exercise Date. The Company will be entitled to an income tax deduction equal to the amount taxable to the Participant. Any additional gain recognized by the Participant upon the Disqualifying Disposition will be taxable as a capital gain, either as long-term, mid-term or short-term depending upon whether the shares of Common Stock have been held for more than eighteen months (for long-term gain), between twelve and eighteen months (for mid-term gain) or less than twelve months (for short-term gain), prior to the Disqualifying Disposition.

     The amount by which the Fair Market Value (determined on the Exercise Date) of the shares of Common Stock purchased upon the exercise of an Incentive Stock Option exceeds the Option Price constitutes an item of tax preference that may be subject to alternative minimum tax in the year that the Incentive Stock Option is exercised, depending on the facts and circumstances.

     NONSTATUTORY STOCK OPTIONS. No taxable income will be recognized by the Participant and the Company will not be entitled to a deduction at the time of the grant of a Nonstatutory Stock Option. Upon the exercise of a Nonstatutory Stock Option, the Participant will recognize ordinary income and the Company will be entitled to an income tax deduction in the amount by which the fair market value of the shares of Common Stock issued to the Participant at the time of the exercise exceeds the Option Price. This income constitutes "wages" with respect to which the Company is required to deduct and withhold federal income tax.

     Upon the subsequent disposition of shares of Common Stock acquired upon the exercise of a Nonstatutory Stock Option, the Participant will recognize capital gain or loss in an amount equal to the difference between the proceeds received upon disposition and the fair market value of the shares on the Exercise Date. If the shares have been held for more than one year at the time of the disposition, the capital gain or loss will be long-term.

     UNVESTED STOCK. A Participant who acquires unvested shares of Common Stock pursuant to a Stock Purchase Right generally will recognize ordinary income in the amount of the fair market value of those shares of stock when they are no longer unvested and subject to forfeiture ("Vesting Date") over the amount the Participant paid for those shares. The Company will be entitled to deduct the amount which is so taxable to the Participant. With respect to the sale of the shares, the holding period for determining whether the Participant has long-term, mid-term or short-term capital gain or loss generally begins on the Vesting Date, and the tax basis for the shares will generally be the fair market value of the shares on the Vesting Date.

     However, a Participant may make an election under Section 83(b) of the Code ("Section 83(b) Election") within 30 days after the acquisition of the unvested shares to recognize taxable ordinary income on the date of grant equal to the excess of the fair market value of those shares (determined without regard to the restrictions) over the amount paid by the Participant. If the Participant makes a Section 83(b) Election, his or her holding period commences on the date of grant, and his or her tax basis is the fair market value of shares on the date of the grant. The Company will be entitled to deduct the amount (if any) so taxable to the

Participant. However, if the shares are forfeited, the Participant will not be entitled to a deduction, refund, or loss for the amount previously included in income by reason of the Section 83(b) Election.

ACCOUNTING TREATMENT

     Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a direct compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be accruable by the Company over the period that the option shares or issued shares are to vest. Option grants or stock issuances with an exercise or issue price equal to 100% of the fair market value of the shares on the grant or issue date will not result in any charge to the Company's earnings. However, the fair value of those options must be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in pro-forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of the amendments to the 1995 Stock Plan. Should such stockholder approval not be obtained, then none of the amendments which are the subject of the Proposal will be implemented. The 1995 Stock Plan will, however, continue to remain in effect, and option grants and direct stock issuances may continue to be made pursuant to the provisions of the 1995 Stock Plan in effect prior to the amendments summarized in this Proposal, until the available reserve of Common Stock as last approved by the stockholders has been issued pursuant to option grants and direct stock issuances made under the 1995 Stock Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE 1995 STOCK PLAN.

              PROPOSAL 3 -- AMENDMENT OF 1995 DIRECTOR OPTION PLAN

     At the 1998 Annual Meeting, the stockholders will be asked to approve an amendment to the Company's Director Plan to (i) increase the number of shares of Common Stock authorized for issuance thereunder from 150,000 to 300,000 shares, and (ii) restructure the automatic option grant made to a non-employee Board member ("Outside Director") upon his or her initial appointment or election to the Board from a 10,000-share immediately vested option grant to a 20,000-share option grant which will become exercisable in two equal annual installments over the Outside Director's first two years of Board service.

     In addition to the option grant made to an Outside Director upon his or her initial election or appointment to the Board (the "Initial Option"), the Director Plan provides for subsequent automatic option grants to acquire 5,000 shares of Common Stock each January 1 (provided that the individual has served on the Board for at least six months as of that date). These annual option grants become fully vested and exercisable on the first anniversary of the grant date, provided the Outside Director continues in Board service through such date. The current proposal to amend the Director Plan would not make any changes to these annual option grants, but would double the size of the Initial Option and extend the vesting of the Initial Option to assure that the Company will be able to attract and retain the services of additional qualified Outside Directors.

     The Board of Directors believes that this increase in the Initial Option, combined with the proposed amendment to the 1995 Stock Plan described in Proposal No. 2 to allow for discretionary grants of options and stock purchase rights to Outside Directors, will improve the Company's ability to attract and retain qualified Outside Directors.

     Approval of the proposed amendments to the Director Plan will require the affirmative vote of a majority of the voting power of all outstanding shares of the Common Stock present or represented and entitled to vote at the 1998 Annual Meeting. On April 15, 1998, the Board adopted the amendment to the Director Plan which is the subject of this Proposal, subject to stockholder approval.

     The Director Plan, amended as proposed in this Proposal No. 3, is summarized below, but this description is subject to and is qualified in its entirety by the full text of the Director Plan, which is attached as Appendix II to this Proxy Statement.

SUMMARY OF THE DIRECTOR PLAN

     The purposes of the Director Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Outside Directors (i.e., directors who are not employees of the Company) and to encourage their continued service on the Board. As of March 31, 1998, there were 3 Outside Directors eligible for participation in the Director Plan.

     Under the Director Plan, grants may only be made to Outside Directors. No person will have any discretion regarding the grants to Outside Directors, which shall be made on the following terms:

     1. Upon commencement of service as an Outside Director, the individual will receive an Initial Option to purchase 20,000 shares. The Initial Option will vest and become exercisable in two successive equal annual installments of 10,000 shares upon the Outside Director's completion of each year of Board service over the two-year period measured from the grant date.

     2. Provided that the individual will receive an additional automatic option grant for 5,000 shares of Common Stock on January 1 each year. Each such option will become fully vested and exercisable upon the Outside Director's completion of one year of Board service measured from the grant date.

     3. The exercise price of each option is equal to the fair market value of the Common Stock on the date of the grant. If the stock markets are not open on that date, the fair market value will be determined as on the next day on which the markets are open. The fair market value of the stock will be its closing price on the day in question. On March 31, 1998, the fair market value per share determined on such basis was $3.00.

     4. Each option will have a maximum of ten years, subject to earlier termination upon the optionee's cessation of Board service.

     5. Options will automatically become fully vested upon the occurrence of certain events (e.g., an acquisition of the Company by merger or stock or asset sale).

     6. The Options will not qualify as incentive stock options under Code
        Section 422.

     The maximum number of shares that can be issued under the Director Plan is 300,000 shares. In the event of certain changes in the Company's capitalization or structure, an appropriate adjustment shall be made in the number, and kind of securities issuable under the Directors Plan and the number and kind of securities and the exercise price per share in effect under each outstanding option.

     Options granted under the Director Plan may be exercised, to the extent vested, by the Outside Director by payment of the full purchase price therefor in cash, by check, or by surrender of outstanding shares of the Common Stock. Options are not transferable during the Outside Director's lifetime, and may be transferred in the event of death only by will or the laws of descent and distribution.

     The Director Plan was adopted by the Board on October 31, 1995, and an amendment and restatement of the plan was effected following the approval thereof by the Company's stockholders at the 1997 Annual Meeting. Unless earlier terminated by the Board, the Director Plan shall terminate on October 30, 2005. The Board may at any time amend the Director Plan. However, no amendment or modification may be adopted without approval of the holder of an Option issued under the Director Plan that would diminish the rights under the Option.

STOCK AWARDS

     The table below shows, as to each of the Outside Directors and all Outside Directors as a group, the number of shares of Common Stock subject to options granted under the Director Plan during the period January 1, 1997 through March 31, 1998, together with the weighted average exercise price payable per share.

                              OPTION TRANSACTIONS

                                                        OPTIONS GRANTED     WEIGHTED AVERAGE
                        NAME                           (NUMBER OF SHARES)    EXERCISE PRICE
                        ----                           ------------------   ----------------
Peter F. Bernardoni..................................        10,000              $3.50
Robert F. Byrnes.....................................         5,000              $2.81
Benjamin Gerson, M.D. ...............................         5,000              $2.81
All Outside Directors as a group (3).................        20,000              $3.16

NEW PLAN BENEFITS

     As of March 31, 1998, no options have been granted on the basis of the 150,000-share increase which forms part of this Proposal. On January 4, 1999, each individual who is at that time serving as an Outside Director will receive an option grant under the Director Plan to purchase 5,000 shares of Common Stock at an exercise price per share equal to the fair market value per share of Common Stock on the grant date, provided such individual has served as an Outside Director for at least six months.

FEDERAL INCOME TAX CONSEQUENCES

     Based on current provisions of the Code and the existing regulations thereunder, the anticipated federal income tax consequences with respect to Options issued under the Director Plan are as described below.

     No taxable income will be recognized by the Outside Director, and the Company will not be entitled to a deduction, at the time of the grant of an Option. Upon the exercise of an Option, the Outside Director will recognize ordinary income, and the Company will be entitled to an income tax deduction, in the amount by which the fair market value of the shares of Common Stock purchased under the option exceeds the exercise price.

     Upon the subsequent disposition of the purchased shares, the Outside Director will recognize capital gain or loss in an amount equal to the difference between the proceeds received upon disposition and the fair market value of the shares on the date the Option was exercised. If the shares have been held for more than eighteen months at the time of the disposition, the capital gain or loss will be long-term.

STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of the amendments to the Director Plan. Should such stockholder approval not be obtained, then none of the amendments which are the subject of the Proposal will be implemented. The Director Plan will, however, continue to remain in effect, and option grants will continue to be made to the Outside Directors pursuant to the provisions of the Director Plan in effect prior to the amendments summarized in this Proposal, until the available reserve of Common Stock as last approved by the stockholders has been issued pursuant to option grants made under the Director Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE DIRECTOR PLAN.

                PROPOSAL 4 -- RATIFICATION OF THE APPOINTMENT OF
                KPMG PEAT MARWICK LLP AS INDEPENDENT ACCOUNTANTS

     The Board has selected KPMG Peat Marwick LLP as independent public accountants to audit the financial statements of the Company for fiscal 1998. KPMG Peat Marwick LLP served as the Company's independent public accountants for fiscal 1997. A member of that firm is expected to be present at the 1998 Annual Meeting, will have an opportunity to make a statement if so desired, and will be available to respond to appropriate questions. If the stockholders do not ratify the selection of KPMG Peat Marwick LLP, if it should decline to act or otherwise become incapable of acting, or if its employment is discontinued, the Audit Committee will appoint independent public accountants for fiscal 1998. Proxies solicited by the Board will be voted in favor of ratification unless stockholders specify otherwise.

     Ernst & Young LLP was previously the principal accountants for the Company. On April 29, 1996, the Company terminated the appointment of Ernst & Young LLP and engaged KPMG Peat Marwick LLP as the Company's principal accounting firm. Such change was approved by the Company's Board of Directors. There was no disagreement with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to that firm's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements. Ernst & Young LLP's report on the balance sheets as of December 31, 1995 and 1994 and related statements of operations and cash flows for each of the two years in the period ended December 31, 1995 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. A copy of the letter to the Securities and Exchange Commission from Ernst & Young LLP, stating that such firm agrees with the statements made by the Company in this paragraph, was attached to the Company's Current Report on Form 8-K which was filed with the Securities and Exchange Commission on April 29, 1996.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR 1998.

                                 OTHER BUSINESS

     The Company is not aware of any other business to be presented at the 1998 Annual Meeting. All shares represented by Company proxies will be voted in favor of the proposals of the Company described herein unless otherwise indicated on the form of proxy. If any other matters properly come before the meeting, Company proxy holders will vote thereon according to their best judgment.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership of Endocare common stock owned as of April 23, 1998 by (i) the holders of more than 5% of the Endocare common stock, (ii) each director of the Company,
(iii) each of Endocare's Named Executive Officers, and (iv) all directors and executive officers of the Company as a group.

                                                     AMOUNT AND NATURE
                         NAME AND ADDRESS              OF BENEFICIAL
TITLE OF CLASS        OF BENEFICIAL OWNER(1)           OWNERSHIP(2)       PERCENT OF CLASS
--------------    -------------------------------    -----------------    ----------------
Common Stock      The Kaufmann Fund, Inc.                2,249,300              24.3%
                    140 E. 45th Street
                    New York, NY 10017
                  Peter F. Bernardoni(3)                   718,428               7.8%
                    Technology Funding Inc.
                    2000 Alameda de las Pulgas
                    San Mateo, CA 94402
                  Paul W. Mikus(5)                         312,500(4)            3.4%
                  Ralph L. Quigley(5)                       40,625(4)              *
                  Vincent C. Cutarelli(5)                   30,622(4)              *
                  William R. Hughes(5)                          --                 *
                  Robert F. Byrnes                          10,000(4)              *
                    3753 Howard Hughes Dr.
                    Suite 200
                    Las Vegas, NV 89109
                  Benjamin Gerson, M.D.                     10,000(4)              *
                    70 Walnut Street
                    Wellesley, MA 02181
                  All executive officers and             1,122,175              12.1%
                    directors as a group (7
                    persons)

---------------
 *  Less than 1%.

(1) All such shares were held of record with sole voting and investment power, subject to applicable community property laws, by the named individual and/or by his wife, except as indicated in the following footnotes.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission") and generally includes voting or investment power with respect to securities. Shares of common stock relating to options currently exercisable or exercisable within 60 days of April 23, 1998, are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(3) Includes 703,428 shares held by Technology Funding Partners III, L.P., Technology Funding Venture Partners IV, an Aggressive Growth Fund, L.P., Technology Funding Venture Partners V, an Aggressive Growth Fund, L.P., and Technology Funding Medical Partners I, L.P. (collectively, the "Funds"). Mr. Bernardoni is an officer of Technology Funding Inc., and a partner of Technology Funding Ltd., each a general partner of the Funds. Mr. Bernardoni has sole voting and shared investment power with respect to all shares owned by the Funds, and therefore may be deemed to be beneficial owner of such shares. Also includes 15,000 shares issuable with respect to exercise of options.

(4) Represents shares issuable with respect to the exercise of options.

(5) The address of such persons is 7 Studebaker, Irvine, California 92618.

             EXECUTIVE OFFICERS, COMPENSATION AND OTHER INFORMATION

     The executive officers and directors of the Company and their ages as of April 23, 1998 are as follows:

         NAME             AGE                               POSITION
         ----             ---                               --------
Paul W. Mikus             32       President, Chief Executive Officer, Chairman of the Board
                                   and Director
William R. Hughes         41       Senior Vice President and Chief Financial Officer
Vincent C. Cutarelli      48       Vice President, Regulatory Affairs/Quality Assurance
Ralph L. Quigley          54       Vice President, Operations

     Paul W. Mikus has served as Chief Executive Officer, Chairman and Director since November, 1995. Prior to that time, he was President of Endocare as a division of Medstone from June 1995. Prior to becoming President of Endocare, he managed worldwide sales and marketing for Prosurg, Inc. From July 1989 to September 1994 he worked for Medstone as manager of engineering where he was a co-founder of Endocare. Mr. Mikus holds a BS degree in Electrical Engineering.

     William R. Hughes joined Endocare in July, 1997 as Senior Vice President and Chief Financial Officer. With 18 years experience in public accounting and industry, Mr. Hughes previously served as Controller and Chief Accounting Officer for FileNet Corporation and was a partner in the accounting firm of KPMG Peat Marwick. He obtained a BS degree in Economics from California State University, San Luis Obispo and has been a Certified Public Accountant since 1981.

     Vincent C. Cutarelli, RAC, has served as Vice President, Regulatory Affairs/Quality Assurance since September, 1996. He has over 24 years experience in regulatory affairs, quality assurance, GMP/ISO compliance and documentation control in the medical device industry. Most recently, he has served as the Director, Regulatory Affairs at both Allergan Optical and Baxter Healthcare. After obtaining his Bachelors degree in Chemistry and Biology from Clark University, he went on to become an ASQC Certified Quality Engineer and Regulatory Affairs Certified (RAC).

     Ralph L. Quigley has served as Vice President, Operations since May, 1996. Prior to joining Endocare, Mr. Quigley served as Director and Division General Manager at Everett-Charles Test Equipment Company from 1982 to 1988. From 1991 to 1993, Mr. Quigley was Vice President, Operations at L.H. Research, Inc., a power supply manufacturer, where he was responsible for both domestic and international operations. From 1993 to 1996, Mr. Quigley served as Director of Operations for Workstation Technologies, a digital video equipment manufacturer.

EXECUTIVE COMPENSATION

     The following table sets forth information regarding compensation earned by the Chief Executive Officer and the three (3) other most highly compensated executive officers whose salaries and bonus for the year ended December 31, 1997 was in excess of $100,000 (the "Named Executive Officers") for their services to the Company for the years ended December 31, 1996 and 1997.

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM
                                                                                COMPENSATION
                                                                                   AWARDS
                                            ANNUAL COMPENSATION                 ------------
                              -----------------------------------------------    SECURITIES
                                                                  OTHER          UNDERLYING
          NAME AND                                                ANNUAL          OPTIONS/        ALL OTHER
     PRINCIPAL POSITION       YEAR   SALARY($)   BONUS($)    COMPENSATION($)     SARS(#)(1)    COMPENSATION($)
     ------------------       ----   ---------   --------    ----------------   ------------   ---------------
Paul W. Mikus...............  1997    132,500      42,000(5)          --               --             464(2)
  Chairman, President, Chief  1996     97,500      25,000(6)          --               --           4,813(3)
  Executive Officer
Ralph L. Quigley............  1997     87,500      16,625             --               --             394(2)
  Vice President, Operations  1996     51,795       2,250             --           75,000             370(2)
Vincent Cutarelli(4)........  1997    100,000      17,500(5)          --               --             324(2)
  Vice President, Regulatory  1996         --          --             --               --              --
  Affairs/Quality Assurance

---------------
(1) The Company does not grant Stock Appreciation Rights.

(2) Represents group term life insurance payments.

(3) Represents $130 of group term life insurance payments and $4,688 of commissions on sale of a CRYOcare Systems.

(4) Mr. Cutarelli was hired in September 1996, and became an executive officer of the Company in 1997.

(5) 1997 bonus includes discretionary bonus paid in 1998 for services rendered in 1997, which was not reported in the summary compensation table in the Company's annual report on Form 10-K for the fiscal year ended December 31, 1997, but was included as an accrued compensation expense for 1997 in the 1997 financial statements in such annual report.

(6) 1996 bonus includes discretionary bonus paid in 1997 for services rendered in 1996, which was previously reported as a 1997 bonus in the summary compensation table in the Company's annual report on Form 10-K for the fiscal year ended December 31, 1997.

STOCK OPTIONS

     The following table sets forth information concerning each grant of stock options made during 1997 to each of the Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                          INDIVIDUAL GRANTS
                       --------------------------------------------------------     POTENTIAL REALIZABLE VALUE
                        NUMBER OF      PERCENT OF                                    AT ASSUMED ANNUAL RATES
                         SHARES       TOTAL OPTIONS                                OF STOCK PRICE APPRECIATION
                       UNDERLYING      GRANTED TO       EXERCISE                        FOR OPTION TERM(1)
                         OPTIONS        EMPLOYEES      PRICE PER     EXPIRATION    ----------------------------
        NAME           GRANTED(2)       IN PERIOD       SHARE(4)        DATE           5%               10%
        ----           -----------    -------------    ----------    ----------    -----------      -----------
Paul W. Mikus........         --            --              --              --            --               --
William R. Hughes....    140,000(3)       38.5%          $2.81        08/18/07      $247,407         $626,978
Ralph L. Quigley.....         --            --              --              --            --               --
Vincent C.
  Cutarelli..........         --            --              --              --            --               --

---------------
(1) The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option.

(2) All options become exercisable upon the merger of the Company with or into another corporation or the sale of substantially all of the Company's assets.

(3) The options vest over a four-year period, with 25% to vest on August 19, 1998 and the remaining 75% to vest in equal monthly installments thereafter over the next three years.

(4) No options were exercised by the Named Executive Officers during the 1997 fiscal year.

     The following table sets forth the number and value as of December 31, 1997 of shares underlying unexercised options held by each of the Named Executive Officers.

                         FISCAL YEAR-END OPTION VALUES

                                                 NUMBER OF SHARES
                                                    UNDERLYING                   VALUE OF UNEXERCISED
                                               UNEXERCISED OPTIONS               IN-THE-MONEY OPTIONS
                                             AS OF DECEMBER 31, 1997          AS OF DECEMBER 31, 1997(1)
                                           ----------------------------      ----------------------------
                  NAME                     EXERCISABLE    UNEXERCISABLE      EXERCISABLE    UNEXERCISABLE
                  ----                     -----------    -------------      -----------    -------------
Paul W. Mikus(2).........................    250,000         250,000          $845,000        $845,000
William R. Hughes(3).....................         --         140,000          $     --        $105,000
Ralph L. Quigley(4)......................     31,250          43,750          $     --        $     --
Vincent Cutarelli(4).....................     21,875          48,125          $     --        $     --

---------------
(1) Based on the fair market value (computed using the average bid and ask prices quoted on the NASDAQ SmallCap Market as of December 31, 1997, ($3.56 per share)) less the exercise price payable upon exercise of such options.

(2) The options vest over a four-year period, with 25% on December 1, 1996 and the remaining 75% to vest in equal monthly installments thereafter over the next three years.

(3) The options vest over a four-year period, with 25% to vest on August 19, 1997 and the remaining 75% to vest in equal monthly installments thereafter over the next three years.

(4) All of Mr. Quigley's and Mr. Cutarelli's options were out of the money at December 31, 1997. The exercise price of their options were greater than the fair market value of the Company's common stock (as calculated in footnote
    (1) above) at December 31, 1997.

INDEMNIFICATION AND EXCULPATION ARRANGEMENTS

     The Restated Certificate of Incorporation of Endocare limits the liability of directors to Endocare or its stockholders to the fullest extent permitted by the Delaware General Corporation Law (the "DGCL"). Accordingly, pursuant to the provisions of the DGCL presently in effect, directors of Endocare will not be personally liable for monetary damages for breach of a director's fiduciary duty as a director, except for liability: (i) for any breach of the director's duty of loyalty to the Company or its shareholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the DGCL; or (iv) for any transaction from which the director derived an improper personal benefit. In addition, the bylaws of Endocare require Endocare to indemnify its directors and officers to the fullest extent permitted by the laws of the State of Delaware.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee consists of Messrs. Byrnes, Bernardoni and Gerson, neither of whom was at any time during fiscal 1997 or at any other time an officer or employee of the Company. There are no compensation committee interlocks between the Company and other entities involving the Company's executive officers and Board members who serve as executive officers or Board members of such other entities.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board is comprised of Messrs. Byrnes, Bernardoni and Gerson, three non-employee directors, that administer the Company's executive compensation programs and policies. The Company's executive compensation programs are designed to attract, motivate and retain the executive talent needed to maximize stockholder value in a competitive environment. The programs are intended to support the goal of increasing stockholder value while facilitating the business strategies and long-range plans of the Company.

     The following is the Compensation Committee's report submitted to the Board addressing the compensation of the Company's executive officers for fiscal 1997.

COMPENSATION POLICY AND PHILOSOPHY

     The Company's executive compensation policy is (i) designed to establish an appropriate relationship between executive pay and the Company's annual performance, its long-term growth objectives and its ability to attract and retain qualified executive officers; and (ii) based on the belief that the interests of the executives should be closely aligned with the Company's stockholders. The Compensation Committee attempts to achieve these goals by integrating competitive annual base salaries with financial performance of the stock options through the 1995 Stock Plan. In support of this philosophy, a meaningful portion of many executive's compensation is placed at-risk and linked to the financial performance of the Company. The Compensation Committee believes that cash compensation in the form of salary provides Company executives with short-term rewards for success in operations, and that long-term compensation through the award of stock options encourages growth in management stock ownership which leads to expansion of management's stake in the long-term performance and success of the Company. The Compensation Committee considers all elements of compensation and the compensation policy when determining individual components of pay. The Compensation Committee is responsible to the Board for ensuring that its executive officers are highly qualified and that they are compensated in a manner that furthers the Company's business strategies and which aligns their interests with those of the stockholders.

EXECUTIVE COMPENSATION COMPONENTS

     As discussed below, the Company's executive compensation package is primarily comprised of base salary and stock options. However, for certain executives responsible for sales, such executives are entitled to receive commission payments based on sales of various products for the Company.

     BASE SALARY. For fiscal 1997, the Compensation Committee approved the base salaries of the executive officers based on salaries paid to executive officers with comparable responsibilities employed by companies with comparable businesses. The Compensation Committee reviews executive officer salaries annually and exercises its judgment based on all the factors described above.

     STOCK OPTIONS. Stock options encourage and reward effective management which results in long-term corporate financial success, as measured by stock price appreciation. Stock options covering 140,000 shares were granted to the executive officers of the Company and stock options covering 193,500 shares were granted to 23 other employees of the Company during 1997 under the Company's 1995 Stock Plan. The number of options that each executive officer or employee was granted was based primarily on the executive's or employee's ability to influence the Company's long-term growth and profitability. The Compensation Committee believes that option grants afford a desirable long-term compensation method because they closely ally the interests of management with stockholder value and that grants of stock options are the best way to motivate executive officers to improve long-term stock market performance. The vesting provisions of options granted under the 1995 Stock Plan are designed to encourage longevity of employment with the Company and generally extend over a four-year period.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The Compensation Committee believes that Paul W. Mikus, the Company's Chief Executive Officer, provides valuable services to the Company and his compensation should therefore be competitive with that paid to executives at comparable companies. Mr. Mikus was granted stock options covering 500,000 shares in 1995 and no additional options were granted to Mr. Mikus in 1996 or 1997. Mr. Mikus' annual base salary for fiscal 1997 was $132,500. The factors which the Compensation Committee considered in setting his annual base salary were his individual performance while he was President of the Company when it was a division of Medstone and pay practices of peer companies relating to executives of similar responsibility.

INTERNAL REVENUE CODE SECTION 162(m)

     Under Section 162 of the Internal Revenue Code of 1986, as amended (the "Code"), the amount of compensation paid to certain executives that is deductible with respect to the Company's corporate taxes is limited to $1,000,000 annually. It is the current policy of the Compensation Committee to maximize, to the extent reasonably possible, the Company's ability to obtain a corporate tax deduction for compensation paid to executive officers of the Company to the extent consistent with the best interests of the Company and its stockholders.

                                          COMPENSATION COMMITTEE

                                          Peter F. Bernardoni
                                          Robert F. Byrnes
                                          Benjamin Gerson, M.D.

                              COMPANY PERFORMANCE

     The following graph shows a comparison of cumulative total returns for the Company, the NASDAQ Stock Market -- U.S. Index and the Hambrecht & Quist Healthcare-Excluding Biotechnology Index for the period during which the Company's Common Stock has been registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The comparison assumes $100 invested on February 20, 1996 in the Common Stock with the reinvestment of all dividends, if any. Total stockholder returns for the prior period is not an indication of future returns.

                COMPARISON OF 22 MONTH CUMULATIVE TOTAL RETURN*
            AMONG ENDOCARE, INC., NASDAQ STOCK MARKET -- U.S. INDEX
       AND THE HAMBRECHT & QUIST HEALTHCARE-EXCLUDING BIOTECHNOLOGY INDEX

                                                                               HAMBRECHT &
                                                                                  QUIST
                                                                              HEALTHCARE -
        MEASUREMENT PERIOD             'ENDOCARE,         NASDAQ STOCK          EXCLUDING
      (FISCAL YEAR COVERED)               INC.'           MARKET (U.S.)       BIOTECHNOLOGY
2/20/96                                    100                 100                 100
DEC-96                                     950                 122                 104
DEC-97                                     933                 150                 124

* $100 invested on 2/20/96 in stock or index -- including reinvestment of dividends, fiscal year ending December 31.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings made by the Company under those statutes, neither the preceding Stock Performance Graph nor the Compensation Committee Report is to be incorporated by reference into any such prior filings, nor shall such graph or report be incorporated by reference into any future filings made by the Company under those statutes.

                              CERTAIN TRANSACTIONS

RELATIONSHIP BETWEEN ENDOCARE AND MEDSTONE AFTER THE DISTRIBUTION

     Prior to 1996, Endocare had operated as a division of Medstone International. Endocare, Inc. was incorporated as a wholly-owned subsidiary in 1994. Through 1995, the Company relied upon Medstone for financial support and administrative assistance. Since completion of the Distribution at the beginning of 1996, Endocare has operated independently from Medstone.

     Prior to the Distribution, Endocare and Medstone entered into a Distribution Agreement, a Research and Development Services Agreement, an Administrative Services Agreement and a Contribution Agreement. The full text of these agreements has been filed as exhibits to the Registration Statement at the time of the Distribution.

     During 1996 Endocare and Medstone exchanged few services. During the first quarter, Medstone billed Endocare approximately $3,000 for administrative services, and Endocare billed Medstone approximately $3,000 for engineering and administrative services. Throughout 1996, Endocare provided health insurance to its employees through continuation of Medstone's policy. No related party transactions occurred between Endocare and Medstone in 1997.

RELATIONSHIP BETWEEN ENDOCARE AND TECHNOLOGY FUNDING

     Peter F. Bernardoni has served on Endocare's Board of Directors since November 1995. He also is a partner of Technology Funding Ltd. and an officer of Technology Funding Inc., a venture capital group. In August 1996 Endocare obtained a two year $1,500,000 borrowing facility from four partnerships managed by Technology Funding Inc. The outstanding principal balance of $750,000 was convertible and, at the option of the holders, was converted on January 27, 1997 into 300,000 shares of Endocare common stock at a conversion price of $2.50 per share. Interest on the loan had accrued at a rate of 16% per year, and all $50,000 was converted into 20,000 shares on that same date at the same $2.50 per share. Also on January 27, 1997, the four partnerships managed by Technology Funding Inc. received an additional 12,000 shares ($50,250 total market value) to induce conversion at that time. At Endocare's election, the remaining borrowing facility was cancelled on that same date. In connection with the loan, on August 26, 1996, the partnerships also received warrants for the purchase of up to 150,000 shares of Endocare common stock at any time on or before August 26, 2001, at a price of $3.00 per share, and the partnerships received an origination fee of 10,000 shares of common stock on that same date. On April 16, 1998 and April 24, 1998, investment funds managed by Technology Funding Inc. acquired an aggregate for such two purchase dates combined of 142,857 shares of newly issued Common Stock of Endocare for $3.50 a share, which Endocare has agreed to use its best efforts to register for resale under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission no later than May 15, 1998.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's directors and certain of its officers, and persons who own more than 10% of a registered class of the Company's equity securities (collectively, "Insiders"), to file reports of ownership and changes in ownership with the Commission. Insiders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of Forms 3 and 4 and amendments to them received by it with respect to fiscal year 1997, or written representations from certain reporting persons that no Form 5's were required for those persons, the Company believes that Mr. Byrnes and Mr. Gerson both filed Form 3 late.

                 STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     Any stockholder who wishes to present a proposal for action at the 1999 Annual Meeting and who wishes to have it set forth in the corresponding proxy statement and identified in the corresponding form of proxy prepared by management for such meeting must notify the Company no later than December 31, 1998 in such form as required under the rules and regulations promulgated by the Commission.

                                 ANNUAL REPORTS

     A copy of the 1997 Annual Report to Stockholders (which includes the Company's Annual Report on Form 10-K) is being mailed to each stockholder of record together with this Proxy Statement. The Company has also filed with the Commission its Annual Report on Form 10-K for the fiscal year ended December 31, 1997. This Report contains information concerning the Company and its operations. A COPY OF THIS REPORT WILL BE FURNISHED TO STOCKHOLDERS WITHOUT CHARGE UPON REQUEST IN WRITING TO WILLIAM R. HUGHES AT 7 STUDEBAKER, IRVINE, CALIFORNIA 92618. Such reports are not a part of the Company's soliciting material.

                            PROXIES AND SOLICITATION

     Proxies for the 1998 Annual Meeting are being solicited by mail directly and through brokerage and banking institutions. The Company will pay all expenses in connection with the solicitation of proxies. In addition to the use of mails, proxies may be solicited by Directors, officers and regular employees of the Company personally or by telephone. The Company will reimburse banks, brokers custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners.

     All stockholders are urged to complete, sign and promptly return the enclosed proxy card.

                                          By Order of the Board of Directors

                                          WILLIAM R. HUGHES
                                          Secretary

Irvine, California
May 4, 1998

                                 APPENDIX -- I

                                 ENDOCARE, INC.
                                1995 STOCK PLAN
               (AS AMENDED AND RESTATED EFFECTIVE APRIL 15, 1998)

     1. PURPOSES OF THE PLAN. The purposes of this Stock Plan are to:

          (a) Attract and retain the best available personnel for positions of substantial responsibility,

          (b) Provide additional incentives to Employees and Consultants, and

          (c) Promote the success of the Company's business.

     Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Committee at the time of grant. Stock Purchase Rights may also be granted under the Plan.

     2. DEFINITIONS. As used herein, the following definitions shall apply:

          (a) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under federal and state corporate and securities laws and the Code.

          (b) "Board" means the Board of Directors of the Company.

          (c) "Code" means the Internal Revenue Code of 1986, as amended.

          (d) "Committee" means a committee appointed by the Board in accordance with Section 4 of this Plan.

          (e) "Common Stock" means the Common Stock of the Company.

          (f) "Company" means Endocare, Inc., a Delaware corporation.

          (g) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services in a non-employee capacity and who is compensated for such services.

          (h) "Continuous Status as an Employee, Consultant or Outside Director" means that the employment, consulting or director relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee, Consultant or Outside Director shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. If reemployment upon expiration of a leave of absence approved by the Company is not guaranteed by statute or contract, at the end of the three (3)-month period measured from the ninety-first (91st) day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

          (i) "Director" means a member of the Board.

          (j) "Disability" means total and permanent disability as defined in Code Section 22(e)(3).

          (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

             (i) If the Common Stock is admitted to trading or listed on a national securities exchange, Fair Market Value shall be the last reported sale price regular way, or if no such reported sale takes place on that day, the average of the last reported bid and ask prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed.

             (ii) If not admitted to trading or listed on any national securities exchange, Fair Market Value shall be the last sale price on that day of the Common Stock reported on the Nasdaq National Market or the Nasdaq SmallCap Market ("Nasdaq Stock Market") or, if no such reported sale takes place on that day, the average of the closing bid and ask prices on that day.

             (iii) If not included on the Nasdaq Stock Market, Fair Market Value shall be the average of the closing bid and ask prices of the Common Stock on that day reported by the Nasdaq electronic bulletin board, or any comparable system on that day.

             (iv) If the Common Stock is not included on the Nasdaq electronic bulletin board or any comparable system, Fair Market Value shall be the closing bid and ask prices on that day as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose.

          (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (o) "Nonstatutory Stock Option" means an Option that is not intended to qualify as an Incentive Stock Option.

          (p) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement or Restricted Stock Purchase Agreement (whichever is applicable).

          (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (r) "Option" means a stock option granted pursuant to the Plan.

          (s) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of this Plan.

          (t) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

          (u) "Optionee" means an Employee, Consultant or Outside Director who holds an outstanding Option or Stock Purchase Right.

          (v) "Outside Director" means a Director who is not an Employee.

          (w) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (x) "Plan" means this Endocare, Inc. 1995 Stock Plan.

          (y) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of this Plan.

          (z) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to Common Stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of this Plan.

          (aa) "Rule 16b-3" means Rule 16b-3 under the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

             (aa) "Section 16(b)" means Section 16(b) of the Exchange Act.

             (ab) "Share" means a share of the Common Stock.

             (ac) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of this Plan, as evidenced by a Restricted Stock Purchase Agreement.

             (ad) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. STOCK SUBJECT TO THE PLAN.

          (a) Subject to the provisions of Section 13 of this Plan, the maximum aggregate number that may be issued under the Plan is three million (3,000,000) Shares, which number will automatically increase on the first trading day of each calendar year, beginning with the 1999 calendar year, by an amount equal to three percent (3.0%) of the total number of Shares issued and outstanding on the last trading day of the immediately preceding calendar year, up to a maximum increase of 500,000 Shares each year. The Shares may be authorized but unissued, or reacquired Common Stock. Such share reserve includes the 1,000,000-share increase and automatic three percent (3.0%) annual increase (up to a maximum increase per annum of 500,000 Shares) authorized by the Board in April 1998, subject to stockholder approval at the 1998 Annual Meeting.

          (b) If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).

     4. ADMINISTRATION OF THE PLAN.

        (a) Procedure:

             (i) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to (A) Directors, Officers who are not Directors, and as to (B) Employees who are neither Directors nor Officers.

             (ii) Administration With Respect to Directors and Officers Subject to Section 16(b). With respect to Option or Stock Purchase Right grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan under Rule 16b-3 or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules under Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan. Additionally, to the extent possible and advisable, the Committee shall be composed of "Outside Directors" as that term is used in Section 162(m) of the Code.

             (iii) Administration With Respect to Other Persons. With respect to Option or Stock Purchase Right grants made to Employees or Consultants who are neither Directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

          (b) Powers of the Committee. Subject to the provisions of this Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Committee shall have the authority, in its discretion to:

             (i) Determine the Fair Market Value of the Common Stock in accordance with Section 2(m) of this Plan;

             (ii) Select the Employees, Consultants and Outside Directors to whom Options and Stock Purchase Rights may be granted hereunder;

             (iii) Determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

             (iv) Determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

             (v) Approve forms of agreement for use under the Plan;

             (vi) Determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Committee, in its sole discretion, shall determine;

             (vii) Construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

             (viii) Prescribe, amend and rescind rules and procedures relating to the Plan;

             (ix) Modify or amend each Option or Stock Purchase Right (subject to the limits of Section 16 of this Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

             (x) Authorize any person to execute on behalf of the Company the Notice of Grant;

             (xi) Determine the terms and restrictions applicable to Options and Stock Purchase Rights and any Restricted Stock; and

             (xii) Take all other actions deemed necessary or advisable for administering the Plan.

          (c) Effect of Committee's Decision. The Committee's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

     5. ELIGIBILITY. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees, Consultants and Outside Directors. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee, Consultant or Outside Director who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.

     6. LIMITATIONS.

          (a) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's employment, consulting or director relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment, consulting or director relationship at any time, with or without cause.

          (c) The following limitations shall apply to grants of Options and Stock Purchase Rights to Participants:

             (i) No Participant shall be granted in any fiscal year of the Company (commencing in fiscal year 1996) Options and Stock Purchase Rights to purchase more than one hundred thousand (100,000) Shares.

             (ii) In connection with his or her initial employment by the Company or a Parent or Subsidiary, a Participant may be granted Options and Stock Purchase Rights to purchase up to an additional one hundred thousand (100,000) Shares which shall not count against the limit set forth in Subsection (i) immediately above.

             (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13 of this Plan.

          (d) In the event that the date of grant of an Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the Option.

     7. TERM OF PLAN. The Plan became effective on October 31, 1995. It shall continue in effect for a term of ten (10) years (October 30, 2005) unless terminated earlier under Section 16 of this Plan. If the number of shares that can be issued under the Plan and/or the class of individuals eligible to receive Incentive Stock Options is changed, stockholder approval must again be obtained.

     8. TERM OF OPTION. The term of each Option shall be stated in the Notice of Grant. However, in the case of an Incentive Stock Option, the term shall be ten
(10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary (determined using the constructive ownership rules of Section 424(d) of the Code), the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

     9. OPTION EXERCISE PRICE AND CONSIDERATION.

          (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Committee, subject to the following limits:

             (i) In the case of an Incentive Stock Option:

                (A) Granted to an Employee who, at the time the Incentive Stock option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; and

                (B) Granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

             (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Committee, but in any event shall not be less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.

          (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Committee shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Committee may specify that an Option may not be exercised until the completion of a service period.

          (c) Form of Consideration. The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Committee shall determine the acceptable form of consideration at the time of grant. Such consideration may consist of:

             (i) Cash;

             (ii) Check;

             (iii) Promissory note;

             (iv) Other Shares which (A) have been owned by the Optionee for more than six months on the date of surrender and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

             (v) Delivery of a properly executed exercise notice together with such other documentation as the Committee and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

             (vi) A reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

             (vii) Any combination of the foregoing methods of payment; or

             (viii) Such other consideration and method of payment for the issuance of Shares selected by the Board of Directors that is permissible under Applicable Law.

     10. EXERCISE OF OPTION.

          (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Option Agreement.

          (b) An Option may not be exercised for a fraction of a Share.

          (c) An Option shall be deemed exercised when the Company receives (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

          (d) Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (e) Termination of Employment, Consulting or Director
     Relationship. Upon termination of an Optionee's Continuous Status as an Employee, Consultant or Director, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. In the case of an Incentive Stock Option, such period of time for exercise shall not exceed three (3) months from the date of termination. If, on the date of termination, the Optionee is not entitled to exercise the Optionee's entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise all of his or her Option within the time specified in the Option, the Option shall terminate, and the remaining Shares covered by such Option shall revert to the Plan.

          (f) Notwithstanding the above, in the event of an Optionee's change in status from Consultant, Employee or Outside Director to another classification an Optionee's Continuous Status as an Employee, Consultant or Outside Director shall not automatically terminate solely as a result of such change in status. However, in such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option at the end of the three (3)-month period measured from the day of such change in status.

          (g) Disability of Optionee. In the event that an Optionee's Continuous Status as an Employee, Consultant or Outside Director terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise the full amount of his or her Option within the time specified in the Option, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (h) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate nor by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the full amount of the Option within the time specified in the Option, the Option shall terminate, and the remaining Shares covered by such Option shall revert to the Plan.

     11. STOCK PURCHASE RIGHTS.

          (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Committee determines that it will offer a Stock Purchase Right under the Plan, it shall advise the Optionee in writing, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the Optionee shall be entitled to purchase, the price to be paid, and the time within which the Optionee must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Committee.

          (b) Repurchase Option. Unless the Committee determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Optionee's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the Optionee and may be paid by cancellation of any indebtedness of the Optionee to the Company. The repurchase option shall lapse at the rate set forth in the Restricted Stock Purchase Agreement.

          (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each Optionee.

          (d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the Optionee shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised.

     12. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. An Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee.

     13. ADJUSTMENTS.

          (a) In the event of any change in the capitalization of the Company affecting its Common Stock (e.g., a stock split, reverse stock split, stock dividend, recapitalization, combination, or reclassification), there shall be an adjustment to:

             (i) The number and/or kind of Shares covered by each outstanding Option or Stock Purchase Right;

             (ii) The aggregate number and/or kind of Shares may be granted under this Plan; and

             (iii) The exercise price per Share in respect of each outstanding Option or Stock Purchase Right.

          (b) The Committee may also make such adjustments in the event of a spin-off or other distribution of Company assets to stockholders (other than normal cash dividends).

     14. EXTRAORDINARY EVENTS.

          (a) The Plan as well as each outstanding Option and Stock Purchase Right shall terminate upon the occurrence of any of the following events ("Extraordinary Events"):

             (i) The dissolution, liquidation, or sale of all (or substantially all) of the assets of the Company;

             (ii) Any reorganization, merger, or consolidation in which the Company does not survive;

             (iii) The acquisition by any person or group (as defined in Section 13D of the Exchange Act) of beneficial ownership of more than fifty percent (50%) of the Company Stock; or

             (iv) Any reorganization, merger, or consolidation in which the Company does survive but the Shares outstanding immediately preceding the transaction are converted by virtue of the transaction into other property, whether in the form of securities, cash, or otherwise. However, in no case will an Extraordinary Event be deemed to have occurred as a result of a sale of stock to the Company or to a holding company established by the Company.

          (b) If an Extraordinary Event occurs, all Options shall become fully exercisable and all limitations, restrictions and repurchase rights applicable to any outstanding Restricted Stock shall terminate, and the Restricted Stock shall immediately vest upon the occurrence of such Extraordinary Event. Each Participant shall have the right to exercise any unexpired Option(s) and/or Stock Purchase Right prior to the Extraordinary Event, however, the effectiveness of any such exercise shall be:

             (i) Conditioned upon:

                (A) The Extraordinary Event actually occurring; and

                (B) The Committee's receipt of the notice of exercise within the time period established by the Committee; and

             (ii) Delayed until immediately prior to the Extraordinary Event.

     15. DATE OF GRANT. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Committee makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Committee. The Notice of Grant shall be provided to each Optionee within a reasonable time after the date of such grant.

     16. AMENDMENT AND TERMINATION.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

          (b) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan, Option, or Stock Purchase Right shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Committee.

     17. CONDITIONS UPON ISSUANCE OF SHARES.

          (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act as well as the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     18. LIABILITY OF COMPANY.

          (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option or Stock Purchase Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option or Stock Purchase Right shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained.

     19. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                                 APPENDIX -- II

                                 ENDOCARE, INC.
                           1995 DIRECTOR OPTION PLAN
               (AS AMENDED AND RESTATED EFFECTIVE APRIL 15, 1998)

     1. PURPOSES OF THE PLAN. The purposes of this 1995 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined in this Plan) of the Company, to provide additional incentives to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

     All options granted hereunder shall be nonstatutory stock options.

     2. DEFINITIONS. As used herein, the following definitions shall apply:

          (a) "Board" means the Board of Directors of the Company.

          (b) "Code" means the Internal Revenue Code of 1986, as amended.

          (c) "Common Stock" means the Common Stock of the Company.

          (d) "Company" means Endocare, Inc., a Delaware corporation.

          (e) "Director" means a member of the Board.

          (f) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

          (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (h) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

             (i) If the Common Stock is admitted to trading or listed on a national securities exchange, Fair Market Value shall be the last reported sale price regular way, or if no such reported sale takes place on that day, the average of the last reported bid and ask prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed.

             (ii) If not admitted to trading or listed on any national securities exchange, Fair Market Value shall be the last sale price on that day of the Common Stock reported on the Nasdaq National Market or the Nasdaq SmallCap Market ("Nasdaq Stock Market") or, if no such reported sale takes place on that day, the average of the closing bid and ask prices on that day.

             (iii) If not listed on the Nasdaq Stock Market, Fair Market Value shall be the average of the closing bid and ask prices of the Common Stock on that day reported by the Nasdaq electronic bulletin board, or any comparable system on that day.

             (iv) If the Common Stock is not included on the Nasdaq electronic bulletin board or any comparable system, Fair Market Value shall be the closing bid and ask prices on that day as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose.

          (i) "Inside Director" means a Director who is an Employee.

          (j) "Option" means a stock option granted pursuant to the Plan.

          (k) "Optioned Stock" means the Common Stock subject to an Option.

          (l) "Optionee" means a Director who holds an Option.

          (m) "Outside Director" means a Director who is not an Employee.

          (n) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (o) "Plan" means this 1995 Director Option Plan.

          (p) "Share" means a share of the Common Stock.

          (q) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

          (r) "Trading Day" shall mean a day on which national stock exchanges and the NASDAQ Stock Market are open for trading.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of this Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is three hundred thousand (300,000) Shares of Common Stock. Such share reserve includes the 150,000-share increase authorized by the Board in April 1998, subject to stockholder approval at the 1998 Annual Meeting. The Shares authorized for issuance under the Plan may be drawn from authorized but unissued, or reacquired, shares of Common Stock.

     If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).

     4. ADMINISTRATION AND GRANTS OF OPTIONS UNDER THE PLAN. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

          (a) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

          (b) Each Outside Director shall be automatically granted an Option to purchase twenty thousand (20,000) Shares (the "First Option") on the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointed by the Board to fill a vacancy. However, an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

          (c) Each Outside Director shall be automatically granted an Option to purchase five thousand (5,000) Shares (a "Subsequent Option") on January 1 of each year provided he or she is then an Outside Director and if as of such date, he or she shall have served on the Board for at least the preceding six (6) months.

          (d) The terms of a First Option granted hereunder shall be as follows:

             (i) The term of the First Option shall be ten (10) years.

             (ii) The First Option shall be exercisable while the Outside Director remains a Director of the Company, and as set forth in Sections 9 and 12 of this Plan.

             (iii) The exercise price per Share shall be one hundred percent (100%) of the Fair Market Value per Share on the date of grant of the First Option. In the event that the date of grant of the First Option is not a Trading Day, the exercise price per Share shall be the Fair Market Value on the next Trading Day immediately following the date of grant of the First Option.

             (iv) The First Option shall become exercisable and vest with respect to ten thousand (10,000) Shares on the first (1st) anniversary of the Outside Director's appointment or election to the Board if the Outside Director continues as an Outside Director through such date, and shall become exercisable and vest with respect to the remaining ten thousand (10,000) Shares on the second (2nd) anniversary of the Outside Director's appointment or election to the Board if the Outside Director continues as an Outside Director through such date.

          (e) The terms of a Subsequent Option granted hereunder shall be as follows:

             (i) The term of the Subsequent Option shall be ten (10) years.

             (ii) The Subsequent Option shall be exercisable while the Outside Director remains a Director of the Company, and as set forth in Sections 9 and 12 of this Plan.

             (iii) The exercise price per Share shall be one hundred percent (100%) of the Fair Market Value per Share on the date of grant of the Subsequent Option. In the event that the date of grant of the Subsequent Option is not a Trading Day, the exercise price per Share shall be the Fair Market Value on the next Trading Day immediately following the date of grant of the Subsequent Option.

             (iv) Subject to Section 12 of this Plan, the Subsequent Option shall become fully exercisable and vest on the first anniversary of its date of grant, provided the Outside Director continues as an Outside Director through such date.

          (f) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the number of Shares available under the Plan, then the remaining Shares available for Option grants shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

          (g) If stockholder approval of this Plan, as amended and restated, is obtained, all outstanding Options will be treated, effective as of the date of such stockholder approval, as if they had been issued under this Plan, as so amended and restated.

     5. ELIGIBILITY. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4 of this Plan.

     6. NO CREATION OF ADDITIONAL RIGHTS. The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

     7. TERM OF PLAN. The Plan became effective on October 31, 1995. It shall continue in effect for a term of ten (10) years (October 30, 2005) unless sooner terminated under Section 13 of this Plan.

     8. FORM OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of:

          (a) Cash;

          (b) Check;

          (c) Other Shares which (A) have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

          (d) Delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

          (e) Any combination of the foregoing methods of payment; or

          (f) Such other consideration and method of payment for the issuance of Shares selected by the Board of Directors that is permissible under Applicable Law.

     9. EXERCISE OF OPTION. Subject to Section 12 of this Plan, the following rules shall apply regarding the exercise of Options.

          (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted under this Plan shall be exercisable at such times as are set forth in Section 4 of this Plan.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8 of this Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Continuous Status as a Director. In the event an Optionee's status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, or to the extent that the Optionee does not exercise the full amount of such Option (to the extent otherwise so entitled) within the time specified in the Option, the Option shall terminate.

          (c) Disability of Optionee. In the event Optionee's status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise the full amount of such Option (to the extent otherwise so entitled) within the time specified in the Option, the Option shall terminate.

          (d) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquires the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve
     (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, or to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise the full amount of such Option (to the extent otherwise so entitled) within the time specified in the Option, the Option shall terminate.

     10. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11. ADJUSTMENTS.

          (a) In the event of any change in the capitalization of the Company affecting its Common Stock (e.g., a stock split, reverse stock split, stock dividend, recapitalization, combination, or reclassification), there shall be an adjustment to:

             (i) The number and/or kind of Shares covered by each outstanding Option;

             (ii) The aggregate number and/or kind of Shares may be granted under this Plan; and

             (iii) The exercise price per Share in respect of each outstanding Option.

          (b) The Committee may also make such adjustments in the event of a spin-off or other distribution of Company assets to stockholders (other than normal cash dividends).

     12. EXTRAORDINARY EVENTS.

          (a) The Plan and each outstanding Option shall terminate upon the occurrence of any of the following events ("Extraordinary Events"):

             (i) The dissolution, liquidation, or sale of all (or substantially all) of the assets of the Company;

             (ii) Any reorganization, merger, or consolidation in which the Company does not survive;

             (iii) The acquisition by any person or group (as defined in Section 13d of the Exchange Act) of beneficial ownership of more than fifty percent (50%) of the Company Stock; or

             (iv) Any reorganization, merger, or consolidation in which the Company does survive but the Shares outstanding immediately preceding the transaction are converted by virtue of the transaction into other property, whether in the form of securities, cash, or otherwise.

          However, in no case will an Extraordinary Event be deemed to have occurred as a result of a sale of stock to the Company or to a holding company established by the Company.

          (b) If an Extraordinary Event occurs, all Options shall become fully exercisable. Each Participant shall have the right to exercise any unexpired Option(s) for full-vested shares prior to the Extraordinary Event. However, the effectiveness of any such exercise shall be:

             (i) Conditioned upon:

                (A) The Extraordinary Event actually occurring; and

                (B) The Committee's receipt of the notice of exercise within the time period established by the Committee; and

             (ii) Delayed until immediately prior to the Extraordinary Event.

     13. AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend, or terminate the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent.

     14. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 of this Plan.

     15. CONDITIONS UPON ISSUANCE OF SHARES.

          (a) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the previously mentioned relevant provisions of law.

          (c) Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     17. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Committee shall approve.

                                     PROXY
                                 ENDOCARE, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned appoints Paul W. Mikus and William R. Hughes, and each of them, proxies with full power of substitution, to vote all shares of Common Stock of Endocare, Inc. (the "Company") held of record by the undersigned as of April 23, 1998, the record date with respect to this solicitation, at the Annual Meeting of Stockholders of the Company to be held at 7 Studebaker, Irvine, California 92618, beginning at 11:00 a.m., Pacific Time, on Thursday, June 4, 1998, and at any adjournments thereof, upon the following matters:

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1. ELECTION OF DIRECTORS

  [ ]FOR all nominees listed below (except as noted below)      [ ]WITHHOLD AUTHORITY to vote for all nominees listed below

(Instructions: To withhold authority to vote for any nominee, line through or otherwise strike out the nominee's name below.)

          Paul W. Mikus  Peter F. Bernardoni  Robert F. Byrnes  Benjamin Gerson,
                                 M.D.

2. APPROVAL OF THE AMENDMENT OF THE COMPANY'S 1995 STOCK PLAN TO (1) AUTHORIZE AND RESERVE FOR ISSUANCE THEREUNDER AN ADDITIONAL 1,000,000 SHARES OF COMMON STOCK, (2) INTRODUCE A PROVISION TO AUTOMATICALLY INCREASE, ON THE FIRST TRADING DAY OF EACH CALENDAR YEAR, BEGINNING WITH THE CALENDAR YEAR 1999, THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE PLAN BY AN AMOUNT EQUAL TO 3% OF SHARES OF THE COMPANY'S COMMON STOCK OUTSTANDING ON THE LAST TRADING DAY OF THE IMMEDIATELY PRECEDING CALENDAR YEAR, UP TO A MAXIMUM INCREASE OF 500,000 SHARES EACH YEAR AND (3) ALLOW OUTSIDE DIRECTORS TO RECEIVE OPTION GRANTS AND DIRECT STOCK PURCHASE RIGHTS, ALL AS DESCRIBED IN THE PROXY
   STATEMENT.                                [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

3. APPROVAL OF THE AMENDMENT OF THE COMPANY'S 1995 DIRECTOR OPTION PLAN TO (1) AUTHORIZE AND RESERVE FOR ISSUANCE UPON EXERCISE OF OPTIONS GRANTED THEREUNDER AN ADDITIONAL 150,000 SHARES OF COMMON STOCK, AND (2) TO PROVIDE FOR AN AUTOMATIC GRANT OF AN OPTION TO ACQUIRE 20,000 SHARES OF COMMON STOCK TO EACH OUTSIDE DIRECTOR UPON HIS OR HER APPOINTMENT OR ELECTION TO THE
   BOARD, ALL AS DESCRIBED IN THE PROXY STATEMENT.     [ ] FOR   [ ] AGAINST   [
   ] ABSTAIN

4. RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

                [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

5. OTHER MATTERS

   In their discretion, Paul W. Mikus and William R. Hughes are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4 ABOVE. IF ANY NOMINEE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THEN THE PERSONS NAMED AS PROXIES SHALL HAVE FULL DISCRETION TO VOTE FOR ANY OTHER PERSON DESIGNATED BY THE BOARD OF DIRECTORS.

                                                        Dated             , 1998

                                                        ------------------------
                                                              (Signature)

                                                        ------------------------
                                                              (Signature)

                                                           Please sign exactly
                                                        as your name appears
                                                        hereon. Joint owners
                                                        should each sign. When
                                                        signing as attorney,
                                                        executor, administrator,
                                                        trustee, guardian or
                                                        corporate officer,
                                                        please give full title
                                                        as such.

                                                        The signer hereby
                                                        revokes all proxies
                                                        heretofore given by the
                                                        signor to vote at said
                                                        meeting or any
                                                        adjournments thereof.